SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                               FORM 8-K/A AMENDED



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                               October 5, 2001

                                 Date of Report

                        (Date of Earliest Event Reported)



                              Make Your Move, Inc.

             (Exact Name of Registrant as Specified in its Charter)

Nevada                                    0-31987                  33-0925319
(State or other juris-            (Commission File No.)    (IRS Employer ID No.)
diction of incorporation)



                        321 Broadway Blvd., Reno NV 89502

                    (Address of Principal Executive Offices)



                             Telephone 775-322-5567

                         (Registrant's Telephone Number)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The former accountant, John I. Moyer C.P.A. advised the company on March 6, 2000 that they did not wish to audit public companies, and therefore resigned as accountant of record for the company.

The board of directors of the company considered several accounting firms, and after careful consideration unanimously chose Braverman & Company.

The Company has retained the services of:
Braverman & Company, P.C.
22701 N. Black Canyon Hwy B-1
Phoenix, AZ 85027

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To act as principal  independent  accountant  to audit the  companies  financial statements.

There were no disagreements with the former accountant on any matter of accounting principals or practices, financial statement disclosures or auditing scope or procedure.

The accountants report on the financial statements for both of the past two fiscal years and any subsequent interim period preceding the registration of the prior accountant does not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty audit scope or accounting principals.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit A
Letter from former accountant, John I. Moyer, C.P.A.

                                                          John I. Moyers CPA
                                                      324 North San Dimas Avenue
                                                          San Dimas, CA 91773

Make Your Move, Inc.

I have read the Form 8K/A dated September 21, 2001 and I agree with the statements regarding my resignation as accountant of record.

Respectfully,
John I. Moyers CPA

/s/ John I. Moyers CPA
Certified Public Accountants
San Dimas, California
October 5, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:
October 5, 2001

Make Your Move, Inc.
(Registrant)



By /s/ Henry Rolling
           Henry Rolling
           President




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